USAA INVESTMENT TRUST
[Logo of          Income Strategy Fund, Balanced Strategy Fund,
USAA Eagle      Cornerstone Strategy Fund, Growth Strategy Fund,
Appears Here]           Emerging Markets Fund, Gold Fund,
                     International Fund, World Growth Fund,
                   GNMA Trust and Treasury Money Market Trust

                         SUPPLEMENT DATED APRIL 1, 1997
                               TO THE PROSPECTUSES
                              DATED OCTOBER 1, 1996


On March 24, 1997, the Board of Trustees approved the following change to the minimum investments stated under "Purchase of Shares":

The minimum initial investment has been changed to include a $500 initial investment for Uniform Gifts/Transfers to Minors Act (UGMA or UTMA) accounts. The option of opening an UGMA/UTMA account through the InveStart(R) program with a minimum initial investment of $100 will remain in effect for those who wish to invest automatically a minimum of $50 per month.


29897-0497